EXHIBIT 32

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Independent Asset Management Corp. (the "Company") on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Debra K. Amigone, President and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained in the Report fairly presents,  in  all
          material   respects,  the  financial  condition  and   results   of
          operations of the Company.



                              /s/ Debra K. Amigone
                              Debra K. Amigone
                              President and Chief Accounting Officer
                              August 4, 2003